UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 6, 2011
Commercial Metals Company
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338

(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas	75039

(Address of Principal Executive Offices)	(Zip Code)
(214) 689-4300
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 ☐ CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 ☐ CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective April 6, 2011, Joseph Alvarado, Executive Vice President and Chief Operating Officer of Commercial Metals Company (the “Company”), was appointed President and Chief Operating Officer of the Company. Murray R. McClean, who had served in the role of President of the Company in addition to his roles as the Company’s Chairman and Chief Executive Officer prior to Mr. Alvarado’s appointment, will continue to serve as the Company’s Chairman and Chief Executive Officer. In connection with Mr. Alvarado’s appointment as President and Chief Operating Officer of the Company, Mr. Alvarado’s employment agreement with the Company was amended to reflect his new title and to increase his minimum annual base salary to $650,000, and Mr. McClean’s employment agreement with the Company was amended to reflect his new title. Copies of the amendments are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.
Mr. Alvarado was hired by the Company in April 2010 as Executive Vice President and Chief Operating Officer. From 2004 to 2007, Mr. Alvarado was employed as President and Chief Operating Officer at Lone Star Technologies, Inc., a Dallas, Texas-based company and manufacturer and marketer of alloy and carbon welded oil country tubular goods and line pipe. In 2007, U.S. Steel, a steel producer, acquired Lone Star Technologies, Inc. and named him President, U.S. Steel Tubular Products.

Item 7.01	Regulation FD Disclosure.
On April 6, 2011, the Company issued a press release (the “Press Release”) announcing Mr. Alvarado’s appointment as President and Chief Operating Officer. A copy of the Press Release is attached hereto as Exhibit 99.1.
The information in this Item 7.01 of Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits
          The following exhibits are filed or furnished, as applicable, with this Form 8-K.

10.1	Fourth Amendment, dated April 7, 2011, to Employment Agreement by and between Murray R. McClean and Commercial Metals Company.
10.2	First Amendment, dated April 8, 2011, to Employment Agreement by and between Joseph Alvarado and Commercial Metals Company.
99.1	Press Release dated April 6, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY
Date: April 11, 2011	By:	/s/ Ann J. Bruder
		Name:	Ann J. Bruder
		Title:	Senior Vice President of Law, Government Affairs and Global Compliance, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
The following exhibits are filed or furnished, as applicable, with this Form 8-K.
10.1	Fourth Amendment, dated April 7, 2011, to Employment Agreement by and between Murray R. McClean and Commercial Metals Company.
10.2	First Amendment, dated April 8, 2011, to Employment Agreement by and between Joseph Alvarado and Commercial Metals Company.
99.1	Press Release dated April 6, 2011.